Exhibit 10.3

EXECUTION VERSION

SECOND LIEN SECURITY AGREEMENT

dated as of

August 5, 2020

Among

THE GRANTORS IDENTIFIED HEREIN

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Agent

TABLE OF CONTENTS

Page

ARTICLE I

Definitions

Section 1.1.	Indenture.1
Section 1.2.	Other Defined Terms1

ARTICLE II

Pledge of Securities

Section 2.1.	Pledge7
Section 2.2.	Delivery of the Pledged Securities.8
Section 2.3.	Representations, Warranties and Covenants8
Section 2.4.	Certification of Limited Liability Company and Limited Partnership Interests9
Section 2.5.	Registration in Nominee Name; Denominations10
Section 2.6.	Voting Rights; Dividends and Interest.10

ARTICLE III

Security Interests in Personal Property

Section 3.1.	Security Interest.12
Section 3.2.	Representations and Warranties14
Section 3.3.	Covenants.15

ARTICLE IV

Remedies

Section 4.1.	Remedies Upon Default17
Section 4.2.	Application of Proceeds19
Section 4.3.	Grant of License to Use Intellectual Property20

ARTICLE V

Subordination

Section 5.1.	Subordination.21

ARTICLE VI

Miscellaneous

Section 6.1.	Notices21
Section 6.2.	Waivers; Amendment22

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Page

Section 6.3.	Collateral Agent’s Fees and Expenses; Indemnification22
Section 6.4.	Successors and Assigns22
Section 6.5.	Survival of Agreement22
Section 6.6.	Counterparts; Effectiveness; Several Agreement23
Section 6.7.	Severability23
Section 6.8.	Right of Set-Off23
Section 6.9.	Governing Law; Jurisdiction; Venue; Waiver of Jury Trial; Consent to Service of Process23
Section 6.10.	Headings24
Section 6.11.	Security Interest Absolute24
Section 6.12.	Termination or Release24
Section 6.13.	Additional Grantors25
Section 6.14.	Collateral Agent Appointed Attorney-in-Fact25
Section 6.15.	General Authority of the Collateral Agent26
Section 6.16.	Reasonable Care26
Section 6.17.	Delegation; Limitation26
Section 6.18.	Reinstatement26
Section 6.19.	Miscellaneous26
Section 6.20.	Subject to First Lien/Second Lien Intercreditor Agreement; Conflicts27
Section 6.21.	Other Second-Priority Obligations27

Schedule ISubsidiary Parties

Schedule IIPledged Equity and Pledged Debt
Schedule IIICommercial Tort Claims

Exhibits

Exhibit I	Form of Security Agreement Supplement
Exhibit II	Form of Perfection Certificate
Exhibit III	Form of Patent Security Agreement
Exhibit IV	Form of Trademark Security Agreement
Exhibit V	Form of Copyright Security Agreement
Exhibit VI	Form of Additional Pari Passu Joinder Agreement

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SECOND LIEN SECURITY AGREEMENT dated as of August 5, 2020, among the Grantors (as defined below) and Wilmington Trust, National Association, as Collateral Agent for the Secured Parties (in such capacity, the “Collateral Agent”).

Reference is made to the Indenture dated as of August 5, 2020 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), among SeaWorld Parks & Entertainment, Inc., a Delaware corporation (the “Company”), SeaWorld Entertainment, Inc., a Delaware corporation and the direct parent of the Company (“Holdings”), the other Guarantors from time to time party thereto (the “Subsidiary Guarantors” and, together with Holdings, the “Guarantors”), and Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”) and as Collateral Agent, pursuant to which the Company issued $500,000,000 aggregate principal amount of 9.500% Second-Priority Senior Secured Notes due 2025 (together with any Additional Notes issued under the Indenture, the “Notes”).  The parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.1.Indenture.

(a)Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Indenture.  All terms defined in the UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term “instrument” shall have the meaning specified in Article 9 of the UCC.

(b)The rules of construction specified in Section 1.03 of the Indenture also apply to this Agreement.

Section 1.2.Other Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“Additional Pari Passu Agent” means the Person appointed to act as trustee, agent or representative for the holders of Other Second-Priority Obligations pursuant to any Additional Pari Passu Agreement, and any permitted successors or assigns or replacement therefor.

“Additional Pari Passu Agreement” means the indenture, credit agreement or other agreement under which any Other Second-Priority Obligations (other than Additional Notes) are incurred and any notes or other instruments or agreements representing such Other Second-Priority Obligations.

“Additional Pari Passu Debt Documents” means any document, agreement or instrument executed and delivered with respect to any Other Second-Priority Obligations.

“Additional Pari Passu Joinder Agreement” means an agreement substantially in the form of Exhibit VI.

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the UCC.

“Agreement” means this Second Lien Security Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.1(a).

“Collateral” means the Article 9 Collateral and the Pledged Collateral.

“Collateral Agent” has the meaning assigned to such term in the preamble of the Agreement.

“Commercial Tort Claims” has the meaning specified in Article 9 of the UCC.

“Company” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now owned or hereafter acquired by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now owned or hereafter acquired by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by any Person:  (a) all copyright rights in any work subject to the copyright laws of the United States, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States, including registrations and pending applications for registration in the USCO.

“Credit Agreement Collateral Agent” means JPMorgan Chase Bank, N.A., and any successors.

“Event of Default” means an “Event of Default” under and as defined in the Indenture or any Additional Pari Passu Agreement.

“Excluded Assets” means:

(a)

any General Intangible, Investment Property, Intellectual Property or rights of a Grantor with respect to any contract, lease, license or other agreement if (but only to the extent that) the grant of a security interest therein would (x) constitute a violation (including a breach or default) of, a restriction in respect of, or result in the abandonment, invalidation or unenforceability of, such General Intangible, Investment Property, Intellectual Property or rights in favor of a third party or in conflict with any law, regulation, permit, order or decree of any Governmental Authority, unless and until all required consents shall have been obtained (for the avoidance of doubt, the restrictions described herein shall not include negative pledges or similar undertakings in favor of a lender or other financial counterparty) or (y) expressly give any other party (other than another Grantor or its Affiliates) in respect of any such contract, lease, license or other agreement, the right to terminate its obligations thereunder, provided, however, that the limitation set forth in this clause (a) shall not affect, limit, restrict or impair the grant by a Grantor of a security interest pursuant to this Agreement in any such Collateral to the extent that an otherwise applicable prohibition or restriction on such grant is rendered ineffective by any applicable Law, including the UCC; provided, further, that, at such time as the condition causing the conditions in sub-clauses (x) and (y) of this clause (a) shall be remedied, whether by contract, change of law or otherwise, the contract, lease, instrument, license or other documents shall immediately cease to be an Excluded Asset, and any security interest that would otherwise be granted herein shall attach immediately to such contract, lease, instrument, license or other agreement, or to the extent severable, to any portion thereof that does not result in any of the conditions in subclauses (x) or (y) above;

(b)

any assets to the extent and for so long as (i) the pledge of or security interest in such assets is prohibited by law and such prohibition is not overridden by the UCC or other applicable law or (ii) the grant of such security interest would require governmental consent, approval, license or authorization (except that the cash Proceeds of dispositions thereof in accordance with applicable law, including, without limitation, rules and regulations of any governmental authority or agency shall not be an Excluded Asset);

(c)

motor vehicles and other assets subject to certificates of title, letters of credit with a face value of less than $5,000,000 and commercial tort claims where the amount of damages claimed by the applicable Grantor is less than $5,000,000, the perfection of a security interest in which cannot be perfected through the filing of financing statements under the UCC in the relevant jurisdiction;

(d)	Margin Stock;
(e)	Excluded Security;
(f)

any Intellectual Property to the extent that the attachment of the security interest of this Agreement thereto, or any assignment thereof, would result in the forfeiture, cancellation, invalidation, unenforceability, or other loss of the Grantors’ rights in such property including, without limitation, any License pursuant to which Grantor is licensee under terms which prohibit the granting of a security interest or under which granting such an interest would give rise to a breach or default by Grantor, and any Trademark applications filed in the USPTO on the basis of such Grantor’s “intent-to-use” such Trademark, unless and until acceptable evidence of use of such Trademark has been filed with and accepted by the USPTO pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. § 1051, et seq.), to the extent that granting a lien in such Trademark application prior to such filing would adversely affect the enforceability, validity, or other rights in such Trademark application;

(g)

assets (including Equity Interests) owned by any Grantor on the date hereof or hereafter acquired that are subject to (A) a Lien of the type described in Sections 7.01(u), (w) and (aa) (to the extent relating to Liens originally incurred pursuant to Section 7.01(u) or (w)) of the Credit Agreement or (B) a contract or agreement permitted under clauses (i) or (xiii) of the proviso to Section 7.09 of the Credit Agreement, in each case, if and to the extent that the contract or other agreement pursuant to which such Lien is granted or to which such assets are subject (or the documentation relating thereto) prohibits the creation of any other Lien on such asset;

(h)

any particular assets if, in the reasonable judgment of the Company evidenced in writing delivered to the Credit Agreement Collateral Agent, creating a pledge thereof or security interest therein to the Collateral Agent for the benefit of the Secured Parties would result in any material adverse tax consequences to the Company or its Subsidiaries; provided that such assets are not subject (or purported to be subject) to Liens securing any other First-Priority Obligations or Second-Priority Obligations;

(i)

any particular assets if, in the reasonable judgment of the Company and evidenced in writing delivered to the Credit Agreement Collateral Agent, the burden, cost or consequences (including any material adverse tax consequences) to the Company or its Subsidiaries of creating or perfecting such pledges or security interests in such assets in favor of the Collateral Agent for the benefit of the Secured Parties is excessive in relation to the benefits to be obtained therefrom by the Secured Parties; provided that such assets are not subject (or purported to be subject) to Liens securing any other First-Priority Obligations or Second-Priority Obligations; and

(j)	(A) any fee owned real property that is not Material Real Property and (B) any leasehold interest in real property.

“Excluded Security” means:

(a)	more than 65% of the issued and outstanding Equity Interests of any Foreign Subsidiary;
(b)

more than 65% of the issued and outstanding Equity Interests of any Domestic Subsidiary that is a disregarded entity under the Code if substantially all of its assets consist of the Equity Interests of one or more Subsidiaries that are controlled foreign corporations within the meaning of Section 957 of the Code;

(c)

any interest in a joint venture or non-wholly owned Restricted Subsidiary to the extent the granting of a security interest therein is prohibited by the terms of the Organizational Documents of such joint venture or non-wholly owned Restricted Subsidiary;

(d)

any Equity Interests of any Unrestricted Subsidiary (until such time, if at all, as such Unrestricted Subsidiary becomes a Restricted Subsidiary in accordance with the Indenture and each Additional Pari Passu Agreement);

(e)

any Equity Interest of any Subsidiary the pledge of which is prohibited by applicable Law or by agreements permitted under the Indenture and each Additional Pari Passu Agreement containing anti-assignment clauses to the extent not over-ridden by the UCC or the pledge of which would require governmental (including regulatory) consent, approval, license or authorization;

(f)	any Equity Interest of any not-for-profit Subsidiaries; and
(g)	any Equity Interest of any special purpose securitization vehicle or a captive insurance subsidiary.

“General Intangibles” has the meaning specified in Article 9 of the UCC.

“Grantor” means the Company, each Subsidiary Guarantor that is a party hereto, and each Subsidiary Guarantor that is a Domestic Subsidiary that becomes a party to this Agreement after the Closing Date.

“Immaterial Subsidiary” means any Subsidiary that does not have total assets or annual revenues in excess of $20,000,000 individually or in the aggregate with all other “Immaterial Subsidiaries.”

“Indenture” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Intellectual Property” means all intellectual property now owned or hereafter acquired by any Person, including inventions, designs, Patents, Copyrights, Trademarks, trade secrets, the intellectual property rights in software and databases and related documentation, and all additions and improvements to the foregoing.

“Intellectual Property Security Agreements” means the short-form Patent Security Agreement, short-form Trademark Security Agreement, and short-form Copyright Security Agreement, each substantially in the form attached hereto as Exhibits III, IV and V, respectively.

“License” means any Patent License, Trademark License, Copyright License or other Intellectual Property license or sublicense agreement to which any Grantor is a party, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder or with respect thereto including damages and payments for past, present or future infringements or violations thereof, and (iii) rights to sue for past, present and future violations thereof.

“Margin Stock” has the meaning specified in Regulation U of the Board of Governors of the Federal Reserve System.

“Material Adverse Effect” means a (a) material adverse effect on the business, operations, assets, liabilities (actual or contingent) or financial condition of the Company and its Subsidiaries, taken as a whole; (b) material adverse effect on the ability of the Grantors (taken as a whole) to fully and timely perform any of their payment obligations under any Notes Document or any Additional Pari Passu Debt Document to which the Company or any of the Grantors is a party; or (c) material adverse effect on the rights and remedies available to the Secured Parties under any Notes Document or any Additional Pari Passu Debt Document.

“Material Real Property” means any fee owned real property owned by the Issuer or a Guarantor (other than any owned real property subject to a Lien permitted by Section 7.01(u) or (w) of the Credit Agreement to the extent and for so long as the documentation governing such Lien prohibits the granting of a Mortgage thereon to secure the Obligations) with a fair market value in excess of $5,000,000 (at the Closing Date or, with respect to real property acquired after the Closing Date, at the time of acquisition, in each case, as reasonably estimated by the Issuer in good faith); provided that if at any time the fair market value of all fee owned real properties that are not “Material Real Property” owned by the Issuer and the Guarantors would exceed $25,000,000 in the aggregate, the Loan Parties shall designate additional fee owned real properties as “Material Real Property” and comply with the Section 4.13 of the Indenture such that such threshold is no longer exceeded.

“Mortgages” means collectively, the deeds of trust, trust deeds, hypothecs and mortgages made by the Issuer and the Guarantors in favor or for the benefit of the Collateral Agent on behalf of the Secured Parties creating and evidencing a Lien on a Mortgaged Property, in form and substance reasonably satisfactory to the Collateral Agent, and any other mortgages executed and delivered pursuant to Section 4.13 of the Indenture.

“Mortgaged Property” means any Material Real Property that is subject to a Mortgage on the Closing Date or thereafter.

“Notes” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Notes Documents” means the Notes, the Guarantees, the Security Documents and the Indenture.

“Other Second-Priority Obligations” has the meaning specified therefor in the Indenture provided that such Obligations have been designated as Other Second-Priority Obligations pursuant to and in accordance with Section 6.21.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now owned or hereafter acquired by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now owned or hereafter acquired by any third party, is in existence, and all rights of any Grantor under any such agreement.

“Patents” means all of the following now owned or hereafter acquired by any Person:  (a) all letters Patent of the United States in or to which any Grantor now or hereafter has any right, title or interest therein, all registrations thereof, and all applications for letters Patent of the United States, including registrations and pending applications in the USPTO, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of the Company.

“Pledged Collateral” has the meaning assigned to such term in Section 2.1.

“Pledged Debt” has the meaning assigned to such term in Section 2.1.

“Pledged Equity” has the meaning assigned to such term in Section 2.1.

“Pledged Securities” means the Pledged Equity and Pledged Debt.

“Secured Obligations” means (i) the “Notes Obligations” (as defined in the Indenture) and (ii) the “Other Second-Priority Obligations”.

“Secured Parties” means, collectively, the Collateral Agent, the Trustee, the holders (as defined in the Indenture), any holders of, or trustees, collateral agents or other representatives with respect to Other Second-Priority Obligations and each co-agent or sub-agent appointed by the Collateral Agent from time to time pursuant to Section 11.02 of the Indenture.

“Security Agreement Supplement” means an instrument substantially in the form of Exhibit I hereto.

“Security Documents” has the meaning assigned to such term in the Indenture.

“Subsidiary Parties” means (a) the Restricted Subsidiaries identified on Schedule I and (b) each other Restricted Subsidiary that becomes a party to this Agreement as a Subsidiary Party after the Closing Date.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademarks” means all of the following now owned or hereafter acquired by any Person:  (a) all trademarks, service marks, trade names, corporate names, trade dress, logos, designs, fictitious business names other source or business identifiers, now owned or hereafter acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the USPTO or any similar offices in any State of the United States or any jurisdiction thereof, and all extensions or renewals thereof, and (b) all goodwill associated therewith.

“Trustee” has the meaning assigned to such term in the preliminary statement of this Agreement.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“USCO” means the United States Copyright Office.

“USPTO” means the United States Patent and Trademark Office.

ARTICLE II

Pledge of Securities

Section 2.1.Pledge.  As security for the payment or performance, as the case may be, in full of the Secured Obligations, including the Guarantees, each of the Grantors hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of such Grantors’ right, title and interest in, to and under;

(i)all Equity Interests held by it that are listed on Schedule II and any other Equity Interests obtained in the future by such Grantor and the certificates representing all such Equity Interests (the “Pledged Equity”) of (x) any wholly owned Restricted Subsidiary and (y) non-wholly owned Subsidiaries to the extent permitted by the terms of the Organizational Documents of such non-wholly owned Restricted Subsidiaries; provided that the Pledged Equity shall not include (a) Excluded Assets and (b) the Equity Interests of an Immaterial Subsidiary;

(ii)(A) the debt securities owned by it and listed opposite the name of such Grantor on Schedule II, (B) any debt securities obtained in the future by such Grantor and (C) the promissory notes and any other instruments evidencing such debt securities (the “Pledged Debt”); provided that the Pledged Debt shall not include any Excluded Assets;

(iii)all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 2.1 or its agent pursuant to Section 6.20;

(iv)subject to Section 2.6, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (i) and (ii) above;

(v)subject to Section 2.6, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (i), (ii), (iii) and (iv) above; and

(vi)all Proceeds of any of the foregoing (the items referred to in clauses (i) through (v) above being collectively referred to as the “Pledged Collateral”).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, forever, subject, however, to the terms, covenants and conditions hereinafter set forth.

Section 2.2.Delivery of the Pledged Securities.

(a)Subject to Section 6.20, each Grantor agrees promptly (but in any event within 30 days after receipt by such Grantor) to deliver or cause to be delivered to the Collateral Agent, for the benefit of the Secured Parties, any and all (i) Pledged Equity to the extent certificated and (ii) to the extent required to be delivered pursuant to paragraph (b) of this Section 2.2, Pledged Debt.

(b)Subject to Section 6.20, each Grantor will cause any Indebtedness for borrowed money having an aggregate principal amount in excess of $5,000,000 owed to such Grantor by any Person that is evidenced by a duly executed promissory note to be pledged and delivered to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the terms hereof.

(c)Upon delivery to the Collateral Agent, any Pledged Securities shall be accompanied by stock or security powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent.  Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be deemed to supplement Schedule II and made a part hereof; provided that failure to supplement Schedule II shall not affect the validity of such pledge of such Pledged Security.  Each schedule so delivered shall supplement any prior schedules so delivered.

Section 2.3.Representations, Warranties and Covenants.  Each Grantor represents, warrants and covenants to and with the Collateral Agent, for the benefit of the Secured Parties, that:

(a)As of the date hereof, Schedule II includes all Equity Interests, debt securities and promissory notes required to be pledged by such Grantor hereunder;

(b)the Pledged Equity issued by the Company or a wholly owned Restricted Subsidiary have been duly and validly authorized and issued by the issuers thereof and are fully paid and non-assessable;

(c)except for the security interests granted hereunder, such Grantor (i) is, subject to any transfers made in compliance with the Indenture and each Additional Pari Passu Agreement, the direct owner, beneficially and of record, of the Pledged Equity indicated on Schedule II, (ii) holds the same free and clear of all Liens, other than Liens created by the Security Documents, Permitted Liens and Liens permitted under each Additional Pari Passu Agreement, and (iii) will defend its title or interest thereto or therein against any and all Liens (other than the Liens permitted pursuant to this Section 2.3(c)), however arising, of all Persons whomsoever;

(d)except for restrictions and limitations (i) imposed or permitted by the Notes Documents, any Additional Pari Passu Debt Document or securities laws generally or (ii) described in the Perfection Certificate, the Pledged Collateral is freely transferable and assignable, and none of the Pledged Collateral is subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect in any manner material and adverse to the Secured Parties the pledge of such

Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(e)the execution and performance by the Grantors of this Agreement are within each Grantor’s corporate limited liability or limited partnership powers and have been duly authorized by all necessary corporate, limited liability or limited partnership action or other organizational action;

(f)no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby, except for (i) filings and registrations necessary to perfect the Liens on the Collateral granted by the Grantors in favor of the Secured Parties and (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect;

(g)by virtue of the execution and delivery by each Grantor of this Agreement, and delivery of the Pledged Securities to and continued possession by the Collateral Agent, the Collateral Agent for the benefit of the Secured Parties has a legal, valid and perfected lien upon and security interest in such Pledged Security as security for the payment and performance of the Secured Obligations to the extent such perfection is governed by the UCC; and

(h)the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral to the extent intended hereby.

Subject to the terms of this Agreement and to the extent permitted by Applicable Law, each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default, it will comply with instructions of the Collateral Agent with respect to the Equity Interests in such Grantor that constitute Pledged Equity hereunder that are not certificated without further consent by the applicable owner or holder of such Equity Interests.

Notwithstanding anything to the contrary in this Agreement, to the extent any provision of this Agreement or the Indenture excludes any assets from the scope of the Pledged Collateral, or from any requirement to take any action to perfect any security interest in favor of the Collateral Agent in the Pledged Collateral (including the Equity Interests of Immaterial Subsidiaries), the representations, warranties and covenants made by any relevant Grantor in this Agreement with respect to the creation, perfection or priority (as applicable) of the security interest granted in favor of the Collateral Agent (including, without limitation, this Section 2.3) shall be deemed not to apply to such excluded assets.

Section 2.4.Certification of Limited Liability Company and Limited Partnership Interests.  No interest in any limited liability company or limited partnership controlled by any Grantor that constitutes Pledged Equity shall be represented by a certificate unless (i) the limited liability company agreement or partnership agreement expressly provides that such interests shall be a “security” within the meaning of Article 8 of the UCC of the applicable jurisdiction, and (ii) such certificate shall be delivered to the Collateral Agent in accordance with Section 2.2.  Any limited liability company and any limited partnership controlled by any Grantor shall either (a) not include in its operative documents any provision that any Equity Interests in such limited liability company or such limited partnership be a “security” as defined under Article 8 of the Uniform Commercial Code or (b) certificate any Equity Interests in any such limited liability company or such limited partnership.  To the extent an interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 2.1 is certificated or becomes certificated, (i) each such certificate shall be delivered to the Collateral Agent, pursuant to

Section 2.2(a) and (ii) such Grantor shall fulfill all other requirements under Section 2.2 applicable in respect thereof.  Such Grantor hereby agrees that if any of the Pledged Collateral are at any time not evidenced by certificates of ownership, then each applicable Grantor shall, to the extent permitted by applicable law, if necessary or desirable to perfect a security interest in such Pledged Collateral, cause such pledge to be recorded on the equity holder register or the books of the issuer, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Collateral Agent the right to transfer such Pledged Collateral under the terms hereof.

Section 2.5.Registration in Nominee Name; Denominations.  If an Event of Default shall have occurred and be continuing and the Collateral Agent shall give the Company prior notice of its intent to exercise such rights, (a) the Collateral Agent, on behalf of the Secured Parties, shall have the right to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent and each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Equity registered in the name of such Grantor and (b) the Collateral Agent shall have the right to exchange the certificates representing Pledged Equity for certificates of smaller or larger denominations for any purpose consistent with this Agreement, to the extent permitted by the documentation governing such Pledged Securities.

Section 2.6.Voting Rights; Dividends and Interest.

(a)Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have provided prior notice to the Company that the rights of the Grantors under this Section 2.6 are being suspended:

(i)Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof, and each Grantor agrees that it shall exercise such rights for purposes consistent with the terms of this Agreement, the Indenture, the other Notes Documents, each Additional Pari Passu Agreement and the other Additional Pari Passu Debt Documents;

(ii)The Collateral Agent shall promptly (after reasonable advance written notice) execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request in writing for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above; and

(iii)Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Indenture, the other Notes Documents, each Additional Pari Passu Agreement, the other Additional Pari Passu Debt Documents and applicable Laws; provided that any non-cash dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and the Secured Parties and shall be promptly (and in any event within 10 Business Days) delivered to the Collateral Agent in the same form as so received (duly endorsed in a manner reasonably satisfactory to the Collateral Agent).  So long as no Default or Event of Default has occurred and is continuing, the Collateral Agent shall promptly deliver to each Grantor any Pledged Securities in its possession if requested in writing to be delivered to the issuer thereof in connection with any exchange or redemption of such Pledged Securities permitted by the Indenture and each Additional Pari Passu Agreement in accordance with this Section 2.6(a)(iii).

(b)Upon the occurrence and during the continuance of an Event of Default, subject to the terms of the First Lien/Second Lien Intercreditor Agreement, after the Collateral Agent shall have notified the Company of the suspension of the Grantors’ rights under paragraph (a)(iii) of this Section 2.6, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions.  All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.6 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be promptly (and in any event within 10 days) delivered to the Collateral Agent upon demand in the same form as so received (duly endorsed in a manner reasonably satisfactory to the Collateral Agent).  Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.2.  After all Events of Default have been cured or waived, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 and that remain in such account.

(c)Upon the occurrence and during the continuance of an Event of Default, subject to the terms of the First Lien/Second Lien Intercreditor Agreement, after the Collateral Agent shall have provided the Company with notice of the suspension of the rights of the Grantors under paragraph (a)(i) of this Section 2.6, then, all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.6, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 2.6, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed in writing by the holders of the majority in the aggregate outstanding principal amount of all Secured Obligations, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights.  After all Events of Default have been cured or waived, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 2.6 shall be reinstated.

(d)Any notice given by the Collateral Agent to the Company under Section 2.5 or Section 2.6 (i) shall be given in writing, (ii) may be given with respect to one or more Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) of this Section 2.6 in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE III

Security Interests in Personal Property

Section 3.1.Security Interest.

(a)As security for the payment or performance, as the case may be, in full of the Secured Obligations, including the Guarantees, each Grantor hereby collaterally assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i)all Accounts;

(ii)all Chattel Paper;

(iii)all Documents;

(iv)all Equipment;

(v)all General Intangibles;

(vi)all Goods;

(vii)all Instruments;

(viii)all Inventory;

(ix)all Investment Property;

(x)all books and records pertaining to the Article 9 Collateral;

(xi)all Fixtures;

(xii)all Letter of Credit and Letter-of-Credit Rights in excess of $5,000,000;

(xiii)all Intellectual Property;

(xiv)all Commercial Tort Claims listed on Schedule III and on any supplement thereto received by the Collateral Agent pursuant to Section 3.3(g); and

(xv)to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that, notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in any Excluded Asset.

(b)Subject to Section 3.1(e), each Grantor hereby irrevocably authorizes, but does not obligate, the Collateral Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Article 9 Collateral as “all assets” or “all personal property” of such Grantor or words of similar effect as being of an equal or lesser scope or with greater detail and (ii) contain the information required by Article 9 of the UCC or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and, if required, any organizational identification number issued to such Grantor.  Each Grantor agrees to provide such information to the Collateral Agent promptly upon any reasonable request.  Notwithstanding the foregoing authorizations, each Grantor agrees to prepare, record and file, at its own expense, financing statements (and amendments or continuation statements when applicable) with respect to the Collateral now existing or hereafter created meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect and maintain perfected the Security Interest in the Collateral, and to deliver a file stamped copy of each such financing statement or other evidence of filing to the Collateral Agent.

(c)The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

(d)The Collateral Agent is authorized, but not obligated, to file with the USPTO or the USCO (or any successor office) such documents executed by any Grantor as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest in United States registered and applied for Intellectual Property of each Grantor in which a security interest has been granted by each Grantor and naming any Grantor or the Grantor as debtors and the Collateral Agent as secured party.  Notwithstanding the foregoing authorizations, subject to Section 3.3(f)(v), each Grantor agrees to prepare, execute, file and record, at its own expense, appropriate documents and instruments with the USPTO or the USCO with respect to the United States registered and applied for Intellectual Property constituting Collateral now existing or hereafter acquired meeting the requirements of applicable law as are necessary or desirable to record, perfect and maintain the Collateral Agent’s perfected Security Interest in such Collateral, and to deliver promptly evidence of such filing and recordation to the Collateral Agent.

(e)Notwithstanding anything to the contrary in the Notes Documents or any Additional Pari Passu Debt Document, none of the Grantors shall be required, nor is the Collateral Agent authorized, (i) to perfect the Security Interests granted by this Agreement (including Security Interests in Investment Property and Fixtures) by any means other than by (A) filings pursuant to the Uniform Commercial Code in the office of the secretary of state (or similar central filing office) of the relevant State(s), and filings in the applicable real estate records with respect to any fixtures relating to Mortgaged Property, (B) filings in United States government offices with respect to United States registered and applied for Intellectual Property of Grantor as expressly required elsewhere herein, (C) delivery to the Collateral Agent to be held in its possession of all Collateral consisting of Instruments as expressly required elsewhere herein or (D) other methods expressly provided herein, (ii) to enter into any deposit account control agreement, securities account control agreement or any other control agreement with respect to any deposit account, securities account or any other Collateral that requires perfection by “control,” (iii) to take any action (other than the actions listed in clause (i)(A) and (C) above) with respect to any assets located outside of the United States, (iv) to perfect in any assets subject to a certificate of title statute or (v) to deliver any Equity Interests except as expressly provided in Section 2.1.

Section 3.2.Representations and Warranties.  Each Grantor represents and warrants to the Collateral Agent and the Secured Parties that:

(a)Subject to Liens permitted by Section 4.12 of the Indenture and a corresponding provision of each Additional Pari Passu Agreement, each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

(b)The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete in all material respects (except the information therein with respect to the exact legal name of each Grantor shall be correct and complete in all respects) as of the Closing Date.  Subject to Section 3.1(e), the UCC financing statements or other appropriate filings, recordings or registrations listed on Schedule 4 to the Perfection Certificate for filing in the applicable filing office (or specified by notice from the Company to the Collateral Agent after the Closing Date in the case of filings, recordings or registrations (other than filings required to be made in the USPTO and the USCO in order to perfect the Security Interest in Article 9 Collateral consisting of United States registered and applied for Patents, Trademarks and Copyrights), in each case, as required by this Agreement or Sections 4.11, 11.01 or 12.07 of the Indenture or any corresponding provision of any Additional Pari Passu Agreement), are all the filings, recordings and registrations that are necessary to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code, and no further or subsequent filing, re-filing, recording, rerecording, registration or re-registration is necessary in any such jurisdiction, except as provided under applicable Law with respect to the filing of continuation statements.

(c)Each Grantor represents and warrants that short-form Intellectual Property Security Agreements substantially in the form attached hereto as Exhibits II, IV and V and containing a description of all Article 9 Collateral consisting of material United States registered and applied for Patents, United States registered Trademarks (and Trademarks for which United States registration applications are pending, unless it constitutes an Excluded Asset) and United States registered Copyrights, respectively, have been delivered for recording by the USPTO and the USCO pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, (for the benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of registrations and applications for United States Patents, Trademarks and Copyrights.  To the extent a security interest may be perfected by filing, recording or registration in USPTO or USCO under the Federal intellectual property laws, then no further or subsequent filing, re-filing, recording, rerecording, registration or re-registration is necessary (other than (i) such filings and actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of United States registered and applied for Patents, Trademarks and Copyrights acquired or developed by any Grantor after the date hereof and (ii) the UCC financing and continuation statements contemplated in Section 3.2(b)).

(d)The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations and (ii) subject to the filings described in Section 3.2(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code in the relevant jurisdiction.  Subject to Section 3.1(e) of this Agreement, the Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than (i) any statutory or similar Lien that has priority as a matter of Law and (ii) any Liens expressly permitted pursuant to Section 4.12 of the Indenture and each Additional Pari Passu Agreement.

(e)The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 4.12 of the Indenture and each Additional Pari Passu Agreement.  None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable Laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Article 9 Collateral owned by any Grantor or any security agreement or similar instrument covering any Article 9 Collateral owned by any Grantor with the USPTO or the USCO, or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 4.12 of the Indenture and any each Additional Pari Passu Agreement and assignments permitted by the Indenture and each Additional Pari Passu Agreement.

(f)As of the date hereof, no Grantor has any Commercial Tort Claim in excess of $5,000,000, other than the Commercial Tort Claims listed on Schedule III.

Section 3.3.Covenants.

(a)The Company agrees (i) to notify the Collateral Agent in writing promptly, but in any event within 60 days, after any change in (x) the legal name of any Grantor, (y) the identity or type of organization or corporate structure of any Grantor or (z) the jurisdiction of organization of any Grantor and (ii) make all filings within such 60 day period, under the Uniform Commercial Code or otherwise, that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral, for the benefit of the Secured Parties.

(b)Subject to Section 3.1(e), each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 4.12 of the Indenture and each Additional Pari Passu Agreement; provided that, nothing in this Agreement shall prevent any Grantor from discontinuing the operation or maintenance of any of its assets or properties if such discontinuance is (x) determined by such Grantor to be desirable in the conduct of its business and (y) permitted by the Indenture and each Additional Pari Passu Agreement.

(c)Subject to Section 3.1(e), each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as may be necessary to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith.  If any amount payable under or in connection with any of the Article 9 Collateral that is in excess of $5,000,000 shall be or become evidenced by any promissory note, other instrument or debt security, such note, instrument or debt security shall be promptly (and in any event within 30 days of its acquisition) pledged and delivered to the Collateral Agent, for the benefit of the Secured Parties, duly endorsed in a manner reasonably satisfactory to the Collateral Agent.

(d)At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 4.12 of the Indenture and each Additional Pari Passu Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Indenture, any other Notes Document, any Additional Pari Passu Agreement or any other Additional Pari Passu Debt Document and within a reasonable period of time after the Collateral Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Collateral Agent within 10 Business Days after demand for any payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, the Grantors shall not be obligated to reimburse the Collateral Agent with respect to any Intellectual Property that any Grantor has failed to maintain or pursue, or otherwise allowed to lapse, terminate or be put into the public domain in accordance with Section 3.3(f)(iv).  Nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein, in the other Notes Documents or in the Additional Pari Passu Debt Documents.

(e)If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person, the value of which is in excess of $5,000,000 to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent for the benefit of the Secured Parties.  Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

(f)Intellectual Property Covenants.

(i)Other than to the extent not prohibited herein, in the Indenture and each Additional Pari Passu Agreement or with respect to registrations and applications no longer used or useful, except to the extent failure to act would not, as deemed by the applicable Grantor in its reasonable business judgment, reasonably be expected to have a Material Adverse Effect, with respect to registration or pending application of each item of its Intellectual Property for which such Grantor has standing to do so, each Grantor agrees to take, at its expense, all reasonable steps, including, without limitation, in the USPTO, the USCO and any other governmental authority located in the United States, to pursue the registration and maintenance of each Patent, Trademark, or Copyright registration or application, now or hereafter included in the Intellectual Property of such Grantor that are not Excluded Assets.

(ii)Other than to the extent not prohibited herein, in the Indenture and each Additional Pari Passu Agreement, or with respect to registrations and applications no longer used or useful, or except as would not, as deemed by the applicable Grantor in its reasonable business judgment, reasonably be expected to have a Material Adverse Effect, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property, excluding Excluded Assets, may prematurely lapse, be terminated, or become invalid or unenforceable or placed in the public domain (or in the case of a trade secret, become publicly known).

(iii)Other than as excluded or as not prohibited herein, in the Indenture and each Additional Pari Passu Agreement, or with respect to Patents, Copyrights or Trademarks which are no longer used or useful in the applicable Grantor’s business operations or except where failure to do so would not, as deemed by the applicable Grantor in its reasonable business judgment, reasonably be expected to have a Material Adverse Effect, each Grantor shall take all reasonable steps to preserve and enforce each item of its Intellectual Property, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking reasonable steps necessary to ensure that all licensed users of any of the material Trademarks abide by the applicable license’s terms with respect to standards of quality.

(iv)Notwithstanding any other provision of this Agreement, nothing in this Agreement or any other Notes Document or Additional Pari Passu Debt Document prevents or shall be deemed to prevent any Grantor from disposing of, discontinuing the use or maintenance of, failing to pursue, or otherwise allowing to lapse, expire, terminate or be put into the public domain, any of its Intellectual Property to the extent permitted by the Indenture and each Additional Pari Passu Agreement if such Grantor determines in its reasonable business judgment that such discontinuance is desirable in the conduct of its business.

(v)Within 30 days after each March 31 and September 30, (i) the Company shall provide a list of any additional registrations of Intellectual Property of all Grantors with the USPTO and USCO not previously disclosed to the Collateral Agent including such information as is necessary for such Grantor to make appropriate filings in the USPTO and USCO and (ii) the applicable Grantor shall execute and deliver to the Collateral Agent an Intellectual Property Security Agreement with respect to such Intellectual Property and have it timely recorded with the USPTO or USCO, as applicable, and execute, deliver and file any all other agreements, instruments and documents as necessary to evidence the Collateral Agent’s security interest in any such Intellectual Property included in the Collateral.

(g)Commercial Tort Claims.  If the Grantors shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated by such Grantor to exceed $5,000,000 for which this clause has not been satisfied and for which a complaint in a court of competent jurisdiction has been filed, such Grantor shall within 45 days after the end of the fiscal quarter in which such complaint was filed notify the Collateral Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Collateral Agent, for the benefit of the Secured Parties, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement.

ARTICLE IV

Remedies

Section 4.1.Remedies Upon Default.  Upon the occurrence and during the continuance of an Event of Default, subject to the terms of the First Lien/Second Lien Intercreditor Agreement, it is agreed that the Collateral Agent shall have the right, but not the obligations, to exercise any and all rights afforded to a secured party with respect to the Secured Obligations, including all rights afforded to a secured party with respect to the Secured Obligations, including the Guarantees, under the Uniform Commercial Code or other applicable Law and also may (i) require each Grantor to, and each Grantor agrees that it will at its expense and upon request of the Collateral Agent promptly, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) occupy any premises owned or, to the extent lawful and permitted, leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under Law, without obligation to such Grantor in respect of such occupation; provided that the Collateral Agent shall provide the applicable Grantor with notice thereof prior to such occupancy; (iii) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; and (iv) subject to the mandatory requirements of applicable Law and the notice requirements described below, sell or otherwise dispose of all or any part of the Collateral securing the Secured Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate.  The Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.  Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by Law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any Law now existing or hereafter enacted.

The Collateral Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral.  Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale.  At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine.  The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given.  The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice.  At any public (or, to the extent permitted by Law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by Law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by Law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor.  For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full.  As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at Law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.  Any sale pursuant to the provisions of this Section 4.1 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the UCC or its equivalent in other jurisdictions.

Subject to the terms of the First Lien/Second Lien Intercreditor Agreement, in the case of an Event of Default, the Collateral Agent will exercise remedies and sell the Collateral at the written direction of the holders of the majority in the aggregate outstanding principal amount of all Secured Obligations; provided that if the Collateral Agent has asked the Secured Parties for instructions and the applica ble holders have not yet responded to such request, the Collateral Agent will be authorized, but not obligated, to take such actions which the Collateral Agent believes to be reasonably required to promote and protect the interests of the Secured Parties and/or to preserve the value of the Collateral.

Section 4.2.Application of Proceeds.  (a) Subject to the terms of the First Lien/Second Lien Intercreditor Agreement, the Collateral Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash in the following order:

First, to the payment of all reasonable costs and expenses, fees, commissions and taxes of such sale, collection or other realization including compensation to the Collateral Agent, the Trustee and any other Additional Pari Passu Agent and their respective agents and counsel, and all expenses, liabilities and advances made or incurred by the Collateral Agent, Trustee and any other Additional Pari Passu Agent in connection therewith and all fees, expenses, indemnities and other amounts for which each of the Collateral Agent and the Trustee is entitled pursuant to the provisions of the Indenture, any other Security Document or this Agreement and any other Additional Pari Passu Agent in accordance with the terms of the applicable Additional Pari Passu Agreements then in effect;

Second, subject to clause (e) below, to all amounts then owing in respect of the Obligations on a pro rata basis; and

Third, the balance, if any, to the Company or Guarantors or such other persons as are entitled thereto.

(b) The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement.  Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

The Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on information supplied to it as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Secured Obligations, provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied.  All distributions made by the Collateral Agent pursuant to this Section 4.2 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Collateral Agent shall have no duty to inquire as to the application by the Trustee of any amounts distributed to it.

(c)

If, despite the provisions of this Agreement, any Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the Secured Obligations to which it is then entitled in accordance with this Agreement, such Secured Party shall hold such payment or other recovery in trust for the benefit of all Secured Parties hereunder for distribution in accordance with this Section 4.2.

(d)

In making the determinations and allocations required by this Section 4.2, the Collateral Agent may conclusively rely upon information supplied by the Trustee or each Additional Pari Passu Agent, as applicable, as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Secured Obligations, and the Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information, provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied.  All distributions made by the Collateral Agent pursuant to this Section 4.2 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Collateral Agent shall have no duty to inquire as to the application by the Trustee or any Additional Pari Passu Agent of any amounts distributed to it.  All distributions to be made on accrual of interest and principal on the Notes shall be made to the Trustee for further distribution in accordance with the Indenture.

(e)

Notwithstanding the foregoing and the pari passu nature of all the Secured Obligations under the Notes, on the one hand, and the other Other Second-Priority Obligations, on the other hand, in the event of any determination by a court of competent jurisdiction that (i) any of such other Other Second-Priority Obligations are unenforceable under applicable law or are subordinated to any other obligations, (ii) any of such other Other Second-Priority Obligations do not have an enforceable security interest in any of the Collateral (as such term is defined in the Indenture) and/or (iii) any intervening security interest exists securing any other obligations (other than obligations under the Notes or other series of Other Second-Priority Obligations) on a basis ranking prior to the security interest of such other Other Second-Priority Obligations but junior to the security interest of the Secured Obligations under the Notes (any such condition referred to in the foregoing clauses (i), (ii) or (iii) with respect to any such Other Second-Priority Obligations, an “Impairment” of such other Other Second-Priority Obligations), the results of such Impairment shall be borne solely by the holders of such other Other Second-Priority Obligations, and the rights of the holders of such other Other Second-Priority Obligations (including, without limitation, the right to receive distributions in respect of such other Other Second-Priority Obligations) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of such other Other Second-Priority Obligations subject to such Impairment.  Notwithstanding the foregoing, with respect to any Collateral (as such term is defined in the Indenture) for which a third party (other than a holder of Other Second-Priority Obligations) has a lien or security interest that is junior in priority to the security interest of the holders of the Notes but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of the holder of any other Other Second-Priority Obligations (such third party, an “Intervening Creditor”), the value of any Collateral or proceeds that are allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Collateral or proceeds to be distributed in respect of the Other Second-Priority Obligations with respect to which such Impairment exists.

Section 4.3.Grant of License to Use Intellectual Property.  For the exclusive purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies at any time after and during the continuance of an Event of Default, each Grantor hereby grants to the Collateral Agent a nonexclusive, royalty-free, limited license (until the termination or cure of the Event of Default) to use, license or, solely to the extent necessary to exercise those rights and remedies, sublicense any of the Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same are located, and including in such license necessary access to media in which such licensed items are recorded or stored and to computer software and programs used for the compilation or printout thereof; provided, however, that all of the foregoing rights of the Collateral Agent to use such licenses, sublicenses and other rights, and (to the extent permitted by the terms of such licenses and sublicenses) all licenses and sublicenses granted thereunder, shall expire immediately upon the termination or cure of all Events of Default and shall be exercised by the Collateral Agent solely during the continuance of an Event of Default and upon 10 Business Days’ prior written notice to the applicable Grantor; provided, further, that nothing in this Section 4.3 shall require Grantors to grant any license that is prohibited by any rule of law, statute or regulation, or is prohibited by, or constitutes a breach or default under or results in the termination of or gives rise to any right of cancellation under any contract, license, agreement, instrument or other document evidencing, giving rise to or theretofore granted, to the extent permitted by the Indenture and each Additional Pari Passu Agreement, with respect to such property or otherwise prejudices the value thereof to the relevant

Grantor; provided, further, that such licenses granted hereunder with respect to Trademarks material to the business of such Grantor shall be subject to restrictions, including, without limitation restrictions as to goods or services associated with such Trademarks and the maintenance of quality standards with respect to the goods and services on which such Trademarks are used, sufficient to preserve the validity and value of such Trademarks.  For the avoidance of doubt, the use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, only during the continuation of an Event of Default and upon 10 Business Days’ prior written notice to the applicable Grantor.  Upon the occurrence and during the continuance of an Event of Default and upon 10 Business Days’ prior written notice to the applicable Grantor, the Collateral Agent may also exercise the rights afforded under Section 4.1 of this Agreement with respect to Intellectual Property contained in the Article 9 Collateral.

ARTICLE V

Subordination

Section 5.1.Subordination.

(a)Notwithstanding any provision of this Agreement to the contrary, all rights of the Grantors of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the payment in full in cash of the Secured Obligations.  No failure on the part of the Company or any Grantor to make the payments required under applicable law or otherwise shall in any respect limit the obligations and liabilities of any Grantor with respect to its obligations hereunder, and each Grantor shall remain liable for the full amount of the obligations of such Grantor hereunder.

(b)Each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default and after notice from the Collateral Agent, all Indebtedness owed to it by any other Grantor shall be fully subordinated to the payment in full in cash of the Secured Obligations.

ARTICLE VI

Miscellaneous

Section 6.1.Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 13.02 of the Indenture.  All communications and notices hereunder to the Company or any other Grantor shall be given to it in care of the Company as provided in Section 13.02 of the Indenture. All communications and notices to any holders of obligations under any Additional Pari Passu Agreement shall be addressed to the representative of such holders at its address set forth in the Additional Pari Passu Joinder Agreement, as such address may be changed by written notice to the Collateral Agent.

Section 6.2.Waivers; Amendment.

(a)No failure or delay by any Secured Party in exercising any right, remedy, power or privilege hereunder, under any other Notes Document or under any Additional Pari Passu Debt Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges of the Secured Parties herein provided, and provided under each other Notes Document and Additional Pari Passu Debt Document, are cumulative and are not exclusive of any rights, remedies, powers and privileges provided by Law.  No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 6.2, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the issuance of the Notes shall not be construed as a waiver of any Default, regardless of whether any Secured Party may have had notice or knowledge of such Default at the time.

(b)Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Article IX of the Indenture and the corresponding provision of each Additional Pari Passu Agreement.

Section 6.3.Collateral Agent’s Fees and Expenses; Indemnification.

(a)The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its reasonable out-of-pocket expenses incurred hereunder and indemnity for its actions in connection herewith, in each case, as provided in Sections 7.07 and 7.12 of the Indenture.

(b)Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Security Documents.  The provisions of this Section 6.3 shall remain operative and in full force and effect regardless of the resignation of each or either of the Trustee and the Collateral Agent and the termination of this Agreement, any other Notes Document or any Additional Pari Passu Debt Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement, any other Notes Document or any Additional Pari Passu Debt Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party.  All amounts due under this Section 6.3 shall be payable within 10 days of written demand therefor.

(c)The provisions of Articles VII and XI of the Indenture, including the rights, benefits, privileges, protections, indemnities and immunities of the Collateral Agent, are incorporated herein mutatis mutandis, as if a part hereof.  No provision of this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers.

Section 6.4.Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 6.5.Survival of Agreement.  All covenants, agreements, representations and warranties made by the Grantors hereunder, in the other Notes Documents and in the other Additional Pari Passu Debt Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Notes Documents and the Additional Pari Passu Debt Documents and the issuance of the Notes, regardless of any investigation made by any Secured Party or on its behalf and notwithstanding that any Secured Party may have had notice or knowledge of any Default at the time any Notes were issued under the Indenture or any other Default (as defined in and under any Additional Pari Passu Debt Document), and shall continue in full force and effect as long as this Agreement has not been terminated or released pursuant to Section 6.12 below.

Section 6.6.Counterparts; Effectiveness; Several Agreement.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by facsimile or other electronic communication of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.  This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Indenture and each Additional Pari Passu Agreement.  This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

Section 6.7.Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 6.8.Right of Set-Off.  In addition to any rights and remedies of the Secured Parties provided by Law, upon the occurrence and during the continuance of any Event of Default, each Secured Party and its Affiliates is authorized at any time and from time to time, without prior notice to any Grantor, any such notice being waived by each Grantor to the fullest extent permitted by applicable Law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Secured Party and its Affiliates to or for the credit or the account of the respective Grantors against any and all Obligations owing to such Secured Party and its Affiliates hereunder, now or hereafter existing, irrespective of whether or not such Secured Party or Affiliate shall have made demand under this Agreement and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness.  Each Secured Party agrees promptly to notify the applicable Grantor and the Collateral Agent after any such set-off and application made by such Secured Party; provided, that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of each Secured Party under this Section 6.08 are in addition to other rights and remedies (including other rights of set-off) that such Secured Party may have at Law.

Section 6.9.Governing Law; Jurisdiction; Venue; Waiver of Jury Trial; Consent to Service of Process.

(a)The terms of Sections 13.09 and 13.17 of the Indenture with respect to governing law, submission of jurisdiction, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

(b)Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

Section 6.10.Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 6.11.Security Interest Absolute.  To the extent permitted by Law, all rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Indenture, any other Notes Document, any Additional Pari Passu Debt Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture, any other Notes Document, any Additional Pari Passu Agreement, any other Additional Pari Passu Debt Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

Section 6.12.Termination or Release.

(a)This Agreement, the Security Interest and all other security interests granted hereby shall terminate with respect to all Secured Obligations and any Liens arising therefrom shall be automatically released upon payment in full of all Secured Obligations (other than contingent obligations not yet accrued and payable).

(b)Solely with respect to the Notes Obligations, a Subsidiary Party shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Party shall be automatically released upon the occurrence of the circumstances set forth in Section 12.02(b) of the Indenture.  Solely with respect to any series of Permitted Additional Pari Passu Obligations, a Subsidiary Party shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Party shall be automatically released upon the occurrence of the circumstances set forth in the section governing releases in the applicable Additional Pari Passu Agreement governing such series of Other Permitted Additional Pari Passu Obligations.

(c)Solely with respect to the Notes Obligations, the security interest in any Collateral shall be automatically released upon the occurrence of the circumstances set forth in Section 11.04 of the Indenture. Solely with respect to any series of Permitted Additional Pari Passu Obligations, the security interest in any Collateral shall be automatically released upon the occurrence of the circumstances set forth in the section governing releases in the applicable Additional Pari Passu Agreement governing such series of Other Permitted Additional Pari Passu Obligations.

(d)In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 6.12, the Collateral Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request in writing to evidence such termination or release and shall perform such other actions reasonably requested by such Grantor to effect such release, including delivery of certificates, securities and instruments.  Any execution and delivery of documents pursuant to this Section 6.12 shall be without recourse to or warranty by the Collateral Agent.

(e)The Collateral Agent may conclusively rely on an Officer’s Certificate and Opinion of Counsel as to whether any termination or release contemplated by this Section 6.12 is permitted and all conditions precedent have been complied with.

Section 6.13.Additional Grantors.  Pursuant to Sections 4.11 and 12.07 of the Indenture or any corresponding provisions of any Additional Pari Passu Debt Documents, certain additional Subsidiaries of the Company may be required to enter in this Agreement as Grantors.  Upon execution and delivery by the Collateral Agent and a Subsidiary of a Security Agreement Supplement, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein.  The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder.  The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

Section 6.14.Collateral Agent Appointed Attorney-in-Fact.  Each Grantor hereby appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest (provided that the Collateral Agent shall provide the applicable Grantor with notice thereof prior to exercising such rights).  Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default and notice by the Collateral Agent to the applicable Grantor of the Collateral Agent’s intent to exercise such rights, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral or Mortgaged Property; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral or Mortgaged Property; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at Law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or Mortgaged Property or to enforce any rights in respect of any Collateral or Mortgaged Property; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral or Mortgaged Property; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; (h) to make, settle and adjust claims in respect of Article 9 Collateral or Mortgaged Property under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance; (i) to make all determinations and decisions with respect thereto; (j) to obtain or maintain the policies of insurance required by Section 11.01 of the Indenture, any Additional Pari Passu Debt Document or paying any premium in whole or in part relating thereto; and (k) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral or Mortgaged Property, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral or Mortgaged Property for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or Mortgaged Property or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby.  The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct or that of any of their Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact, in each case, as determined by a final non-appealable judgment of a court of competent jurisdiction.  All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, within 10 days of demand, by the Grantors to the Collateral Agent and shall be additional Secured Obligations secured hereby.

Section 6.15.General Authority of the Collateral Agent.  By acceptance of the benefits of this Agreement and any other Security Documents, each Secured Party (whether or not a signatory hereto)

shall be deemed irrevocably (a) to consent to the appointment of the Collateral Agent as its agent hereunder and under such other Security Documents, (b) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Security Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Security Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Security Document and (d) to agree to be bound by the terms of this Agreement and any other Security Documents.

Section 6.16.Reasonable Care.  Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Collateral or Mortgaged Property in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Collateral Agent shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral or Mortgaged Property.  The Collateral Agent shall be deemed to have exercised reasonable care in the custody of the Collateral or Mortgaged Property in its possession if the Collateral or Mortgaged Property is accorded treatment substantially equal to that which it accords its own property and shall not be liable or responsible for any loss or diminution in the value of any of the Collateral or Mortgaged Property, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Agent in good faith.

Section 6.17.Delegation; Limitation.  The Collateral Agent may execute any of the powers granted under this Agreement or the Mortgages and perform any duty hereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with due care.

Section 6.18.Reinstatement.  The obligations of the Grantors under this Agreement shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Company or any other Grantor in respect of the Secured Obligations is rescinded or must be otherwise restored by any holder of any of the Secured Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

Section 6.19.Miscellaneous.  The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default unless and until the Collateral Agent shall have received a written notice of Event of Default or a written notice from the Grantor or the Secured Parties to the Collateral Agent in its capacity as Collateral Agent indicating that an Event of Default has occurred.

Section 6.20.Subject to First Lien/Second Lien Intercreditor Agreement; Conflicts.  Notwithstanding anything herein to the contrary, (i) the Liens and security interests granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement are expressly subject and subordinate to the Liens and security interests granted to (x) the Credit Agreement Collateral Agent  (as defined in the First Lien/Second Lien Intercreditor Agreement) pursuant to the related security document and (y) the First-Priority Notes Collateral Agent  (as defined in the First Lien/Second Lien Intercreditor Agreement) pursuant to the related security documents and (ii) the exercise of any right or remedy by the Collateral Agent hereunder or the application of proceeds (including insurance and condemnation proceeds) of any Collateral, in each case, are subject to the limitations and provisions of the First Lien/Second Lien

Intercreditor Agreement to the extent provided therein. In the event of any conflict between the terms of the First Lien/Second Lien Intercreditor Agreement and the terms of this Agreement, the terms of the First Lien/Second Lien Intercreditor Agreement shall govern.  Notwithstanding anything herein to the contrary, prior to the Discharge of Senior Lender Claims (as defined in the First Lien/Second Lien Intercreditor Agreement), the requirements of this Agreement to deliver Pledged Collateral and any certificates, instruments or documents in relation thereto to the Collateral Agent shall be deemed satisfied by delivery of such Pledged Collateral and such certificates, instruments or documents in relation thereto to any First Lien Agent (as bailee for the Collateral Agent) as provided in the First Lien/Second Lien Intercreditor Agreement.

Section 6.21.Other Second-Priority Obligations.  On or after the Closing Date, the Company may from time to time designate additional obligations as Other Second-Priority Obligations by delivering to the Collateral Agent, the Trustee and each Additional Pari Passu Agent (a) a certificate signed by an executive officer of the Company (i) identifying the obligations so designated and the aggregate principal amount or face amount thereof, stating that such obligations are designated as “Other Second-Priority Obligations” for purposes hereof, the other Security Documents and the Indenture, (ii) representing that such designation complies with the terms of the Indenture and each then extant Additional Pari Passu Agreement and (iii) specifying the name and address of the Additional Pari Passu Agent for such obligations (if other than the Trustee); and (b) except in the case of Additional Notes, a fully executed Additional Pari Passu Joinder Agreement (in the form attached as Exhibit VI).  Notwithstanding anything to the contrary contained herein, with respect to any Additional Pari Passu Agreement the Collateral Agent shall have no responsibility for, or any duty to inquire as to, any matter pertaining to such Additional Pari Passu Agreement (or the contents thereof) or the compliance of any Grantor or Additional Pari Passu Agent with the terms thereof.  Without limiting the foregoing, in the event the Collateral Agent is required to take action hereunder and such action is conditioned upon compliance with the terms of any Additional Pari Passu Agreement, the Collateral Agent shall be entitled to request, and be fully protected in relying upon, an Officer’s Certificate of the relevant Grantor and/or the applicable Additional Pari Passu Agent that such action is permitted or authorized under the terms of such Additional Pari Passu Agreement.  To the extent such Additional Pari Passu Agreement grants any rights, protections, immunities or indemnities thereunder to the Collateral Agent, the Company and each applicable additional Grantor agree that the Collateral Agent is an express third-party beneficiary thereunder.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

SEAWORLD PARKS & ENTERTAINMENT, INC.

By:/s/ Harold J. Herman
Name: Harold J. Herman
Title:   Assistant Secretary

SEAWORLD PARKS & ENTERTAINMENT INTERNATIONAL, INC.

SEAWORLD PARKS & ENTERTAINMENT LLC

SEA WORLD OF TEXAS LLC

SEA WORLD LLC

LANGHORNE FOOD SERVICES LLC

SEA WORLD OF FLORIDA LLC

SWBG ORLANDO CORPORATE OPERATIONS GROUP, LLC

SEA HOLDINGS I, LLC

By:/s/ Harold J. Herman
Name: Harold J. Herman
Title:   Assistant Secretary

Signature Page to Security Agreement

SeaWorld OF TEXAS HOLDINGS, LLC

SEAWORLD OF TEXAS MANAGEMENT, LLC

SEAWORLD OF TEXAS BEVERAGE, LLC

By:/s/ Genaro Castro
Name: Genaro Castro
Title:   Manager

By:/s/ Byron Surrett
Name: Byron Surrett
Title:   Manager

Signature Page to Security Agreement

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By:/s/ Jane Schweiger
Name: Jane Schweiger
Title:   Vice President

Signature Page to Security Agreement

Schedule I

to the Security Agreement

SUBSIDIARY PARTIES

Current Legal Entities Owned	Jurisdiction	Record Owner (Percentage Ownership Interest)
SeaWorld Parks & Entertainment International, Inc.	Delaware	SeaWorld Parks & Entertainment LLC (100%)
SeaWorld Parks & Entertainment LLC	Delaware	SeaWorld Parks & Entertainment, Inc. (100%)
Langhorne Food Services LLC	Delaware	SeaWorld Parks & Entertainment LLC (100%)
Sea World LLC	Delaware	SeaWorld Parks & Entertainment, Inc. (100%)
Sea World of Texas LLC	Delaware	Sea World LLC (100%)
SEA HOLDINGS I, LLC	Florida	SeaWorld Parks & Entertainment, Inc. (100%)
Sea World of Florida LLC	Florida	Sea World LLC (100%)
SWBG ORLANDO CORPORATE OPERATIONS GROUP, LLC	Florida	SeaWorld Parks & Entertainment, Inc. (100%)
SeaWorld of Texas Beverage, LLC	Texas	SeaWorld of Texas Management, LLC (100%)
SeaWorld of Texas Holdings, LLC	Texas	Sea World of Texas LLC (100%)
SeaWorld of Texas Management, LLC	Texas	SeaWorld of Texas Holdings, LLC (100%)

Sch. I-1

Schedule II
to the Security Agreement

PLEDGED EQUITY AND PLEDGED DEBT

PLEDGED EQUITY

Pledged Stock:

Current Legal Entities Owned	Certificate Number	Number of Shares	Owner	Percent Ownership
SeaWorld Parks & Entertainment International, Inc.	3	1,000 common shares $1.00 par value	SeaWorld Parks & Entertainment LLC	100%

Pledged LLC Interests:

Name of Limited Liability Company	Certificate Number	Type of Interest	Member	Percent Ownership
SWBG Orlando Corporate Operations Group, LLC	N/A	LLC Interest	SeaWorld Parks & Entertainment, Inc.	100%
SEA Holdings I, LLC	N/A	LLC Interest	SeaWorld Parks & Entertainment, Inc.	100%
SeaWorld Parks and Entertainment LLC	3	LLC Interest	SeaWorld Parks & Entertainment, Inc.	100%
Langhorne Food Services LLC	3	LLC Interest	SeaWorld Parks & Entertainment LLC	100%
Sea World LLC	3	LLC Interest	SeaWorld Parks & Entertainment, Inc.	100%
Sea World of Florida LLC	2	LLC Interest	Sea World LLC	100%
Sea World of Texas LLC	2	LLC Interest	Sea World LLC	100%
SeaWorld of Texas Beverage, LLC	N/A	LLC Interest	SeaWorld of Texas Management, LLC	100%
SeaWorld of Texas Management, LLC	N/A	LLC Interest	SeaWorld of Texas Holdings, LLC	100%
SeaWorld of Texas Holdings, LLC	N/A	LLC Interest	Sea World of Texas LLC	100%

Sch. II-1

PLEDGED DEBT

1.	Intercompany Note dated January 1, 2016, between Sea World LLC (“Issuer”) and SeaWorld Parks & Entertainment, Inc. (“Holder”).

Sch. II-2

Schedule III
to the Security Agreement

COMMERCIAL TORT CLAIMS

None.

Sch. III-1

Exhibit I
to the Security Agreement

FORM OF

SECURITY AGREEMENT SUPPLEMENT

SUPPLEMENT NO.         dated as of [•], to the Second Lien Security Agreement (the “Security Agreement”), dated as of August 5, 2020, among the Grantors identified therein and Wilmington Trust, National Association, as Collateral Agent.

A.

Reference is made to the Indenture dated as of August 5, 2020 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), among SeaWorld Parks & Entertainment, Inc., a Delaware corporation (the “Company”), SeaWorld Entertainment, Inc., a Delaware corporation and the direct parent of the Company (“Holdings”), the other guarantors from time to time party thereto (the “Subsidiary Guarantors” and, together with Holdings, the “Guarantors”), Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”) and as Collateral Agent.

B.	Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture and the Security Agreement.
C.

Section 6.13 of the Security Agreement provides that additional Restricted Subsidiaries of the Company may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement.  The undersigned (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Indenture to become a Grantor under the Security Agreement.

Accordingly, the Collateral Agent and the New Grantor agree as follows:

SECTION 1.

In accordance with Section 6.13 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof.  In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor.  Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Grantor.  The Security Agreement is hereby incorporated herein by reference.

SECTION 2.

The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 3.

This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Supplement shall become effective when the Collateral Agent shall

Exh. I-1

have received a counterpart of this Supplement that bears the signature of the New Grantor and the Collateral Agent has executed a counterpart hereof.  Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.

The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the information required by Schedules II and III to the Security Agreement applicable to it and its and its’ subsidiaries legal name, jurisdiction of formation and location of Chief Executive Office and (b) set forth under its signature hereto is the true and correct legal name of the New Grantor, its jurisdiction of formation and the location of its chief executive office.

SECTION 5.	Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.
SECTION 6.	THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 7.

If any provision of this Supplement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Supplement shall not be affected or impaired thereby.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8.	All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Security Agreement.
SECTION 9.

The New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with the execution and delivery of this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

[Signature Pages Follow]

Exh. I-2

IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR]

By:
Name:
Title:

Legal Name:
Jurisdiction of Formation:
Location of Chief Executive office:

Exh. I-3

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

Exh. I-4

Schedule I

to the Supplement No.__ to the
Security Agreement

EQUITY INTERESTS

Issuer	Number of Certificates	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interest

INSTRUMENTS AND DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

Sch. I-1

Exhibit II
to the Security Agreement

[FORM OF] PERFECTION CERTIFICATE

[see attached]

Exh. II-1

Exhibit III
to the Security Agreement

FORM OF

PATENT SECURITY AGREEMENT (SHORT FORM)

PATENT SECURITY AGREEMENT

Patent Security Agreement, dated as of [      ], by [     ] and [________] (the “Grantor”), in favor of Wilmington Trust, National Association, in its capacity as collateral agent pursuant to the Indenture (in such capacity, the “Collateral Agent”).

WITNESSETH:

WHEREAS, the Grantor is party to a Second Lien Security Agreement dated as of August 5, 2020 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Grantor is required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Indenture, the Grantor hereby agrees with the Collateral Agent as follows:

SECTION 1.	Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
SECTION 2.

Grant of Security Interest in Patent Collateral.  The Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Article 9 Collateral (excluding any Excluded Assets) of the Grantor:

(a)	Patents of the Grantor listed on Schedule I attached hereto.
SECTION 3.

The Security Agreement.  The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and the Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement.  In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Agent shall otherwise determine.

SECTION 4.

Termination.  Upon the termination of the Security Agreement in accordance with Section 6.12 thereof, the Collateral Agent shall, at the expense of the Grantor, execute, acknowledge, and deliver to the Grantor an instrument in writing in recordable form releasing the lien on and security interest in the Patents under this Patent Security Agreement and any other documents required to evidence the termination of the Collateral Agent’s interest in the Patents.

SECTION 5.

Counterparts.  This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.

Exh. III-1

[Signature Pages Follow]

Exh. III-2

[GRANTOR]

By:
Name:
Title:

Exh. III-3

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

Exh. III-4

Schedule I
to
PATENT SECURITY AGREEMENT
UNITED STATES PATENTS AND PATENT APPLICATIONS

Patents:

OWNER	PATENT NUMBER	TITLE

Patent Applications:

OWNER	APPLICATION NUMBER	TITLE

Exh. III-5

Exhibit IV
to the Security Agreement

FORM OF
TRADEMARK SECURITY AGREEMENT (SHORT FORM)

TRADEMARK SECURITY AGREEMENT

Trademark Security Agreement, dated as of [    ], by [    ] and [_________] (the “Grantor”), in favor of Wilmington Trust, National Association, in its capacity as collateral agent pursuant to the Indenture (in such capacity, the “Collateral Agent”).

WITNESSETH:

WHEREAS, the Grantor is party to a Second Lien Security Agreement dated as of August 5, 2020 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Grantor is required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Indenture, the Grantor hereby agrees with the Collateral Agent as follows:

SECTION 1.	Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
SECTION 2.

Grant of Security Interest in Trademark Collateral.  The Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Article 9 Collateral (excluding any Excluded Assets) of the Grantor:

(a)	registered and applied for Trademarks of the Grantor listed on Schedule I attached hereto;

provided, however, that the foregoing grant of security interest does not and will not cover any Trademark applications filed in the USPTO on the basis of the Grantor’s “intent-to-use” such Trademark, unless and until acceptable evidence of use of such Trademark has been filed with and accepted by the USPTO pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. § 1051, et seq.), to the extent that granting a lien in such Trademark application prior to such filing would adversely affect the enforceability, validity, or other rights in such Trademark application.

SECTION 3.

The Security Agreement.  The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement.  In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Agent shall otherwise determine.

SECTION 4.	Termination. Upon the termination of the Security Agreement in accordance with Section 6.12 thereof, the Collateral Agent shall, at the expense of the Grantor, execute, acknowledge,

Exh. IV-1

and deliver to the Grantor an instrument in writing in recordable form releasing the lien on and security interest in the Trademarks under this Trademark Security Agreement and any other documents required to evidence the termination of the Collateral Agent’s interest in the Trademarks.

SECTION 5.

Counterparts.  This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.

[Signature Pages Follow]

Exh. IV-2

[GRANTOR]

By:
Name:
Title:

Exh. IV-3

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

Exh. IV-4

Schedule I
to
TRADEMARK SECURITY AGREEMENT
UNITED STATES TRADEMARK REGISTRATION AND APPLICATIONS

Trademark Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK

Trademark Registrations:

OWNER	APPLICATION NUMBER	TRADEMARK

Exh. IV-5

Exhibit V
to the Security Agreement

FORM OF
COPYRIGHT SECURITY AGREEMENT (SHORT FORM)

COPYRIGHT SECURITY AGREEMENT

Copyright Security Agreement, dated as of [    ], by [    ] and [___] (the “Grantor”), in favor of Wilmington Trust, National Association, in its capacity as collateral agent pursuant to the Indenture (in such capacity, the “Collateral Agent”).

WITNESSETH:

WHEREAS, the Grantor is party to a Second Lien Security Agreement dated as of August 5, 2020 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Grantor is required to execute and deliver this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Indenture, the Grantor hereby agrees with the Collateral Agent as follows:

SECTION 1.	Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
SECTION 2.

Grant of Security Interest in Copyright Collateral.  The Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Article 9 Collateral (excluding any Excluded Assets) of the Grantor:

(a)	registered Copyrights of the Grantor listed on Schedule I attached hereto.
SECTION 3.

The Security Agreement.  The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and the Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreement.  In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Agent shall otherwise determine.

SECTION 4.

Termination.  Upon termination of the Security Agreement in accordance with Section 6.12 thereof, the Collateral Agent shall, at the expense of the Grantor, execute, acknowledge, and deliver to the Grantor an instrument in writing in recordable form releasing the lien on and security interest in the Copyrights under this Copyright Security Agreement and any other documents required to evidence the termination of the Collateral Agent’s interest in the Copyrights.

SECTION 5.

Counterparts.  This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.

Exh. V-1

[Signature Pages Follow]

Exh. V-2

[GRANTOR]

By:
Name:
Title:

Exh. V-3

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

Exh. V-4

Schedule I
to
COPYRIGHT SECURITY AGREEMENT
UNITED STATES COPYRIGHT REGISTRATIONS

OWNER	REGISTRATION NUMBER	COPYRIGHT TITLE

Exh. V-5

Exhibit VI
to the Second Lien Security Agreement

FORM OF ADDITIONAL PARI PASSU JOINDER AGREEMENT

The undersigned is an Additional Pari Passu Agent for Persons wishing to become “Secured Parties” (the “New Secured Parties”) under (i) the Second Lien Security Agreement, dated as of August 5, 2020 (as amended and/or supplemented, the “Security Agreement” (terms used without definition herein have the meanings assigned to such terms by the Security Agreement)) among the Grantors as defined therein and Wilmington Trust, National Association, solely in its capacity as Collateral Agent (in its capacity as the collateral agent, the “Collateral Agent”), (ii) the Second Lien Pledge Agreement, dated as of August 5, 2020 (as amended and/or supplemented, the “Pledge Agreement”) among SeaWorld Entertainment, Inc. and the Collateral Agent and (iii) the other Security Documents.

In consideration of the foregoing, the undersigned hereby:

(i)represents that the Additional Pari Passu Agent has been authorized by the New Secured Parties to become a party to the Security Agreement on behalf of the New Secured Parties under that [DESCRIBE OPERATIVE AGREEMENT] (the “New Secured Obligations”) and to act as the Additional Pari Passu Agent for the New Secured Parties hereunder;

(ii)acknowledges that the New Secured Parties have received a copy of the Security Agreement, the Pledge Agreement and the other Security Documents;

(iii)irrevocably appoints and authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Security Agreement, the Pledge Agreement and the other Security Documents as are delegated to the Collateral Agent by the terms thereof, together with all such powers as are reasonably incidental thereto; and

(iv)accepts and acknowledges the terms of the Security Agreement, the Pledge Agreement and the other Security Documents applicable to it and the New Secured Parties and agrees to serve as Additional Pari Passu Agent for the New Secured Parties with respect to the New Secured Obligations and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms of the Security Agreement, the Pledge Agreement and the other Security Documents applicable to holders of Secured Obligations, with all the rights and obligations of a Secured Party thereunder and bound by all the provisions thereof (including without limitation the incorporation of Section 12.9 of the Indenture) as fully as if it had been a Secured Party on the effective date of the Security Agreement.

The name and address of the representative for purposes of Section 6.1 of the Security Agreement and Section 4.01 of the Pledge Agreement are as follows:

[name and address of Additional Pari Passu Agent]

Exh. VI-1

IN WITNESS WHEREOF, the undersigned has caused this Additional Pari Passu Joinder Agreement to be duly executed by its authorized officer as of the _____ day of _________, 20__.

[NAME]

By:
Name:
Title:

AGREED TO AND ACCEPTED:
The Collateral Agent hereby acknowledges its acceptance of this Additional Pari Passu Joinder Agreement for purposes of Section 6.22 of the Security Agreement.

WILMINGTON TRUST, NATIONAL ASSOCIATION,
solely in its capacity as Collateral Agent

By:
Name:
Title:

Exh. VI-2